UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: April 20, 2026

PCS Edventures!, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Idaho	000-49990	82-0475383
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11915 W. Executive Drive, Suite 101

Boise, Idaho 83713

(Address of Principal Executive Offices, Including Zip Code)

(208) 343-3110

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to Section 30-29-1006 of the Idaho Business Corporation Act (the “Idaho Act”), PCS Edventures!, Inc. (the “Corporation”), effective on the later of the filing of these Articles of Amendment (the “Articles of Amendment”) with the Office of the Secretary of State of Idaho, and, the issuance of a new CUSIP Number by CUSIP GLOBAL SERVICES, along with the declaration by the Financial Industry Regulatory Authority (“FINRA”) of a record date for the Articles of Amendment and the one (1) for twelve (12) reverse split (the “Reverse Split”), which is outlined below in a resolution of the Board of Directors of the Corporation and which is an integral part of the Articles of Amendment (the “Reverse Split Effective Date”), herby adopts the following Articles of Amendment to the Corporation’s Articles of Incorporation:

ARTICLE 5

5.1 COMMON STOCK. This Corporation is authorized to issue two (2) classes of stock designated, respectively, “Preferred Stock” and “Common Stock.” This Corporation is authorized to issue a total of Thirty-Two Million (32,000,000) shares (without par value) consisting of Twenty Million (20,000,000) shares of Preferred Stock, and Twelve Million (12,000,000) shares of Common Stock. Each outstanding share of Common Stock shall be entitled to one (1) vote on each matter submitted to a vote in a meeting of Shareholders. Votes may not be cumulative. Holders of Common Stock shall have no preemptive rights.

RESOLVED, that the issued and outstanding shares of Common Stock of the Corporation shall be subject to the foregoing Reverse Split, with all fractional shares being rounded to the nearest whole share on a stockholder of record basis.

All other provisions of the Corporation’s Second Amended and Restated Articles of Incorporation remain in effect and are not amended hereby.

The undersigned certifies that the foregoing Articles of Amendment were approved by the Shareholders of the Corporation by a majority vote of the outstanding shares of Common Stock at a Special Meeting of Shareholders duly called and held in accordance with the provisions of Article II, Section 2, of the Third Amended Bylaws of the Corporation; and where a quorum of Shareholders was present and voted in favor of the Articles of Amendment and the Reverse Split, on April 20, 2026, in the manner required by the Idaho Act and by the Second Amended and Restated Articles of Incorporation of the Corporation.

The vote of the Shareholders was 63,085,815 shares or 54% of the 116,823,148 outstanding shares of Common Stock in favor of the adoption of the Articles of Amendment, with none voting against or voting for withhold authority vote. See Exhibit No. 3.7 hereto.

Additional information about the reasons for the Reverse Split and the Authorized Shares Reduction and the related Articles of Amendment is contained in the Definitive 14C Information Statement filed with the United States Securities and Exchange Commission (the “SEC”) on March 23, 2026, under the heading “Reasons for the Adoption of the Reverse Split and other Implications” and the related Adoption of the Amendment to Articles of Incorporation,” and which information is incorporated herein by reference.

As part of the process to achieve the Reverse Split and the Authorized Shares Reduction, “FINRA” or the Financial Industry Regulatory Authority, must set a record date (the “Reverse Split and Authorized Shares Reduction Record Date”). Following the Company’s request of the CUSIP Service Bureau for a new CUSIP Number for the Company’s common stock, the Company was advised by FINRA that when the Company changed its name to “PCS Edventures!, Inc.” on August 31, 2015, FINRA was not notified of the change. The Company had filed a Definitive 14A Proxy Statement with the SEC on August 12, 2014, for an Annual Meeting of Shareholders to be held on September 26, 2014, at which a majority of the shareholders voted to remove “com” from the Company’s name; and Articles of Amendment removing “com” from the name of the Company were filed with the Office of the Idaho Secretary of State on August 31, 2015, and the Company changed its name in the SEC Edgar Archive, but did not file the name change with FINRA. Therefore, Director Bledsoe stated that the new Company name, “PCS Edventures!, Inc.,” be included in the new CUSIP Number obtained for the Reverse Split and the Authorized Shares Reduction. The Board of Directors unanimously approved this action.

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Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

3.7	Articles of Amendment dated April 20, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCS Edventures!, Inc.

Date: April 21, 2026	By:	/s/ Michael Bledsoe
Michael Bledsoe, President, Director and Principal Financial Officer

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